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                                                                   EXHIBIT 24(A)

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors whose signatures appear below hereby constitutes and appoints Alton E. Yother and William L. Prater, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to the proposed offering of shares of the common stock, par value $2.50 per share, of SouthTrust Corporation pursuant to the SouthTrust Corporation Long-Term Incentive Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

            Signature                              Title                              Date
            ---------                              -----                              ----

 /s/ CARL F. BAILEY                              Director                         April 18, 2001
-----------------------------------
          Carl F. Bailey

/S/ JULIAN W. BANTON                             Director                         April 18, 2001
-----------------------------------
         Julian W. Banton

/S/ JOHN M. BRADFORD                             Director                         April 18, 2001
-----------------------------------
         John M. Bradford

/S/ WILLIAM A. COLEY                             Director                         April 18, 2001
-----------------------------------
         William A. Coley

/S/ H. ALLEN FRANKLIN                            Director                         April 18, 2001
-----------------------------------
         H. Allen Franklin

/S/ WILLIAM C. HULSEY                            Director                         April 18, 2001
-----------------------------------
         William C. Hulsey

/S/ DONALD M. JAMES                              Director                         April 18, 2001
-----------------------------------
          Donald M. James

/S/ ALLEN J. KEESLER, JR.                        Director                         April 18, 2001
-----------------------------------
       Allen J. Keesler, Jr.

/S/ REX J. LYSINGER                              Director                         April 18, 2001
-----------------------------------
          Rex J. Lysinger

/S/ JUDY M. MERRITT                              Director                         April 18, 2001
-----------------------------------
          Judy M. Merritt

/S/ VAN L. RICHEY                                Director                         April 18, 2001
------------------------------------
           Van L. Richey

/S/ GARRY NEIL DRUMMOND                          Director                          May 30, 2001
-----------------------------------
     Garry Neil Drummond